EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-61377) of our report dated February 26, 1999, with respect to the financial statements of XOX Corporation included in the Annual Report (Form 10-KSB) for the year ended December 31, 1999.


                                        /s/ Ernst & Young LLP

Minneapolis, Minnesota
March 29, 2000